Prospectus Supplement Supplement dated September 30, 2009

American Century California Tax-Free and Municipal Funds (Prospectuses dated January 1, 2009)
California High-Yield Municipal Fund ■ California Long-Term Tax-Free Fund

American Century Capital Portfolios, Inc. (Prospectuses dated August 1, 2009)
Equity Income Fund ■ Large Company Value Fund ■ Real Estate Fund ■ Value Fund

American Century International Bond Funds (Prospectus dated November 1, 2008)
International Bond Fund

American Century Investment Trust (Prospectuses dated August 1, 2009)
Core Plus Fund ■ Diversified Bond Fund ■ High-Yield Fund ■Inflation Protection Bond Fund
Prime Money Market Fund ■ Short Duration Fund

American Century Mutual Funds, Inc.  (Prospectuses dated March 1, 2009)
Capital Growth Fund ■ Focused Growth Fund ■ Fundamental Equity Fund ■ Heritage Fund
Select Fund ■ Ultra Fund

American Century Quantitative Equity Funds, Inc. (Prospectuses dated November 1, 2008)
Disciplined Growth Fund ■ Equity Growth Fund ■ Global Gold Fund ■ Income & Growth Fund
International Core Equity Fund ■ Long-Short Market Neutral Fund

American Century Strategic Asset Allocations, Inc. (Prospectus dated April 1, 2009)
Strategic Allocation: Conservative Fund ■ Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund

American Century World Mutual Funds, Inc. (Prospectuses dated April 1, 2009)
Emerging Markets Fund ■ Global Growth Fund ■ International Growth Fund ■ International Value Fund

Disclosure Related to All American Century Investments Funds Offering B Class Shares

Effective December 1, 2009, the funds’ B Class shares are no longer available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds as described below.

Even though the B Class will be closed to new purchases as of the effective date, B Class shareholders may continue to hold their shares until they automatically convert to A Class shares under the existing conversion schedule outlined in each fund’s prospectus. Until the B Class conversion, shareholders may reinvest dividends and capital gain distributions paid on outstanding B Class shares according to the funds’ current policies. In addition, B Class shareholders may continue to exchange their shares for B Class shares of other American Century funds in accordance with the funds’ current policies. All other features of B Class shares, including Rule 12b-1 distribution and service fees and contingent deferred sales charge schedules are unchanged and remain in effect.

B Class shareholders who have accounts directly with American Century that utilize an automatic investment program will have such recurring investments automatically redirected to an account in A Class of the same fund. Purchases of A Class shares will be subject to a front-end sales charge unless a sales charge waiver is available pursuant to the fund’s existing policies.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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